Exhibit 10.19

                                AMENDMENT NO. 3

     This Amendment No. 3 dated as of March 25, 2003 (this "Amendment") is executed with reference to the Loan Agreement dated as of December 19, 2000, among The Mississippi Band of Choctaw Indians d/b/a Choctaw Resort Development Enterprise (the "Borrower"), an unincorporated business enterprise of The Mississippi Band of Choctaw Indians, a federally recognized Indian Tribe and Native American sovereign nation (the "Tribe"), Bank of America, N.A. (the "Administrative Agent"), and each other lender whose name is set forth on the signature pages thereof or which may have executed and delivered an Assignment Agreement (as amended and as the same may be amended, supplemented or otherwise modified from time to time, the "Loan Agreement").

                                    RECITALS


     A. The Borrower has requested that the Lenders amend the Loan Agreement as set forth below.

     B. The Lenders are willing to amend the Loan Agreement subject to the conditions and in accordance with the terms and provisions of this Amendment.

                                    AGREEMENT

     NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby covenant and agree to be bound as follows:

     Section 1. Capitalized Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Loan Agreement, unless the context shall otherwise require.

     Section 2. Amendments. The Loan Agreement is hereby amended as follows:

     2.1 Definitions.

     Section 1.1 of the Loan Agreement is amended by deleting the definition of "Annualized Gaming EBITDA".

          Section 1.1 of the Loan Agreement is further amended by amending the definitions of "Base Rate Margin", "Commitment Fee Rate" and LIBOR Margin" to read in their entireties as follows:

     "Base Rate Margin" means, (a) during the Initial Pricing Period, 0.50% per annum, and (b) during each subsequent Pricing Period, the interest rate margin per annum set forth below opposite the Total Leverage Ratio as of the last day of the Fiscal Quarter ending two months prior to the first day of that Pricing
Period:

           Total Leverage Ratio                             Base Rate Margin
           --------------------                             ----------------

           Less than 0.50:1.00                                  0.50%

           Greater than or equal to 0.50:1.00
           but less than 1.00:1:00                              0.75%

           Greater than or equal to 1.00:1.00
           but less than 1.50:1.00                              1.00%

           Greater than or equal to 1.50:1.00
           but less than 2.00:1:00                              1.25%

           Greater than or equal to 2.00:1.00
           but less than 2.50:1.00                              1.50%

           Greater than or equal to 2.50:1.00
           but less than 3.00:1.00                              1.875%

           Greater than or equal to 3.00:1.00                   2.25%

     "Commitment Fee Rate" means (a) during the Initial Pricing Period, 0.40% per annum, and (b) during each subsequent Pricing Period, the rate per annum set forth below opposite the Total Leverage Ratio as of the last day of the Fiscal Quarter ending two months prior to the first day of that Pricing Period:

           Total Leverage Ratio                        Commitment Fee Rate
           --------------------                        -------------------

           Less than 0.50:1.00                         0.40%

           Greater than or equal to 0.50:1.00
           but less than 2.00:1.00                     0.50%

           Greater than or equal to 2.00:1.00
           but less than 2.50:1.00                     0.60%

           Greater than or equal to 2.50:1.00          0.625%

     "LIBOR Margin" means, (a) during the Initial Pricing Period, 1.75% per annum, and (b) during each subsequent Pricing Period, the interest rate margin per annum set forth below opposite the Total Leverage Ratio as of the last day of the Fiscal Quarter ending two months prior to the first day of that Pricing
Period:

         Total Leverage Ratio                                 LIBOR Margin
         --------------------                                 ------------

         Less than 0.50:1.00                                  1.75%

         Greater than or equal to 0.50:1.00
         but less than 1.00:1:00                              2.00%

         Greater than or equal to 1.00:1.00
         but less than 1.50:1.00                              2.25%

         Greater than or equal to 1.50:1.00
         but less than 2.00:1:00                              2.50%

         Greater than or equal to 2.00:1.00
         but less than 2.50:1.00                              2.75%

         Greater than or equal to 2.50:1.00
         but less than 3.00:1.00                              3.125%

         Greater than or equal to 3.00:1.00                   3.50%

     Section 1.1 of the Loan Agreement is further amended by deleting the word "Annualized" from clause (a) of the definition of "Fixed Charge Coverage Ratio".

     Section 1.1 of the Loan Agreement is further amended by deleting the word "Annualized" in clause (b) of the definition of "Total Leverage Ratio".

     2.2 Fixed Charge Coverage Ratio. Section 7.13 of the Loan Agreement is amended by deleting the word "Annualized" in clause (a).

     2.3 Total Leverage Ratio. Section 7.12 of the Loan Agreement is amended in its entirety to read as follows:

          7.12 Total Leverage Ratio. Permit the Total Leverage Ratio, as of the last day of any Fiscal Quarter ending (a) during the period occurring between March 31, 2003 and December 31, 2003, to exceed 3.20:1.00, (b) March 31, 2004, to exceed 3.00:1.00, (c) June 30, 2004 and September 30, 2004, to exceed 2.75:1.00, or (d) thereafter, to exceed 2.50:1.00.

     2.4 Financial and Business Information. Section 9.1(a) of the Loan Agreement is amended by deleting the word "including" in the second line thereof and substituting the words "other than" therefore.

     2.5 Compliance Certificates. Section 9.2 of the Loan Agreement is amended by deleting the number "9.1(b)" from the fifth line thereof and substituting the words "within 45 days after the end of the fourth Fiscal Quarter" therefore.

     Section 3. Effectiveness of Amendments. The amendments contained in this Amendment shall become effective upon delivery by the Borrower of, and compliance by the Borrower with, the following:

          3.1 This Amendment duly executed by the Borrower.

          3.2 Written consent of the Requisite Lenders as required under Section
     13.2 of the Loan Agreement in the form of Exhibit A (the "Consent") to this Amendment.

          3.3 The Borrower shall have satisfied the Administrative Agent that the Borrower and the Tribe have duly authorized the execution and delivery of the Amendment.

          3.4 The Borrower shall have paid to each Lender executing a Consent an amendment fee of 20 basis points of such Lender's Commitment.

          3.5 The Borrower shall have satisfied such other conditions as specified by the Administrative Agent, including payment of all unpaid legal fees and expenses incurred by the Administrative Agent through the date of this Amendment in connection with the Loan Agreement and this Amendment.

               Section 4. Representations, Warranties, Authority, No Adverse Claim.

          4.1 Reassertion of Representations and Warranties, No Default. The Borrower hereby represents that on and as of the date hereof and after giving effect to this Amendment (a) all of the representations and warranties contained in the Loan Agreement are true, correct and complete in all respects as of the date hereof as though made on and as of such date, except for changes permitted by the terms of the Loan Agreement, and
     (b) there will exist no Default or Event of Default under the Loan Agreement as amended by this Amendment on such date which has not been waived by the Lenders.

          4.2 Authority, No Conflict, No Consent Required. The Borrower represents and warrants that the Borrower has the power and legal right and authority to enter into the Amendment and has duly authorized as appropriate the execution and delivery of the Amendment and other agreements and documents executed and delivered by the Borrower in connection herewith or therewith by proper organizational action, and neither of the Amendment nor the agreements contained herein contravenes or constitutes a default under any agreement, instrument or indenture to which the Borrower is a party or a signatory or a provision of the Borrower's organizational documents or any other agreement or requirement of law, or result in the imposition of any Lien on any of its property under any agreement binding on or applicable to the Borrower or any of its property except, if any, in favor of the Administrative Agent. The Borrower represents and warrants that no consent, approval or authorization of or registration or declaration with any Person, including but not limited to any governmental authority, is required in connection with the execution and delivery by the Borrower of the Amendment or other agreements and documents executed and delivered by the Borrower in connection therewith or the performance of obligations of the Borrower herein.

          4.3 No Adverse Claim. The Borrower warrants, acknowledges and agrees that no events have been taken place and no circumstances exist at the date hereof which would give the Borrower a basis to assert a defense, offset or counterclaim to any claim of the Administrative Agent of any Lender with respect to the Obligations.

               Section 5. Affirmation of Loan Agreement, Further References, Affirmation of Security Interest. The Administrative Agent, the Lenders and the Borrower each acknowledge and affirm that the Loan Agreement, as hereby amended, is hereby ratified and confirmed in all respects and all terms, conditions and provisions of the Loan Agreement, except as amended by this Amendment, shall remain unmodified and in full force and effect. All references in any document or instrument to the Loan Agreement are hereby amended and shall refer to the Loan Agreement as amended by this Amendment. The Borrower confirms to the Administrative Agent and the Lenders that the Obligations are and continue to be secured by the security interest granted by the Borrower in favor of the Administrative Agent for the benefit of the Lenders under the Security Agreement, and all of the terms, conditions, provisions, agreements, requirements, promises, obligations, duties, covenants and representations of the Borrower under such documents and any and all other documents and agreements entered into with respect to the obligations under the Loan Agreement are incorporated herein by reference and are hereby ratified and affirmed in all respects by the Borrower.

               Section 6. Successors. The Amendment shall be binding upon the Borrower, the Administrative Agent and the Lenders and their respective successors and assigns, and shall inure to the benefit of the Borrower, the Administrative Agent and the Lenders and the successors and assigns of the Administrative Agent and the Lenders.

               Section 7. Legal Expenses. The Borrower agrees to reimburse the Administrative Agent upon execution of this Amendment, for all reasonable out-of-pocket expenses (including attorney's fees and legal expenses of Dorsey & Whitney LLP, counsel for Administrative Agent) incurred in connection with the negotiation, preparation and execution of the Amendment and all other documents negotiated, prepared and executed in connection with the Amendment, and in enforcing the obligations of the Borrower under the Amendment, and to pay and save the Administrative Agent and the Lenders harmless from all liability for, any stamp or other taxes which may be payable with respect to the execution or delivery of the Amendment, which obligations of the Borrower shall survive any termination of the Loan Agreement.

               Section 8. Counterparts. The Amendment may be executed in several counterparts as deemed necessary or convenient, each of which, when so executed, shall be deemed an original, provided that all such counterparts shall be regarded as one and the same document, and any party to the Amendment may execute any such agreement by executing a counterpart of such agreement.

               Section 9. Governing Law. THE AMENDMENT SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF MISSISSIPPI, WITHOUT GIVING EFFECT TO CONFLICT OF LAW PRINCIPLES THEREOF, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS, THEIR HOLDING COMPANIES AND THEIR AFFILIATES.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date and year first above written.


                                   THE MISSISSIPPI BAND OF CHOCTAW
                                   INDIANS D/B/A CHOCTAW RESORT
                                   DEVELOPMENT ENTERPRISE


                                   By:  /s/ Phillip Martin
                                   -------------------------
                                   Title: Chairman of the Board


                                   BANK OF AMERICA, N.A., as
                                   Administrative Agent


                                   By: /s/ Gina Meador
                                   ---------------------
                                   Title: Vice President

                                                   EXHIBIT A TO AMENDMENT NO. 3


                                CONSENT OF LENDER


     This Consent of Lender is delivered with reference to the Loan Agreement dated as of December 19, 2000 among The Mississippi Band of Choctaw Indians d/b/a Choctaw Resort Development Enterprise, an unincorporated business enterprise of The Mississippi Band of Choctaw Indians, a federally recognized Indian Tribe and Native American sovereign nation, the Lenders referred to therein, and Bank of America, N.A., as Administrative Agent. Terms defined in the Loan Agreement are used herein with the same meanings.

     The undersigned Lender hereby consents to the execution, delivery and performance of the proposed Amendment No. 3 to Loan Agreement by the Administrative Agent thereunder on behalf of the Lenders thereunder, substantially in the form presented to the undersigned as a draft.


                       __________________________________
                       [Name Of Lender]


                       By: ______________________________

                        _________________________________
                       [Print Name and Title]



                       Dated:  ________________   , 2003

                                CONSENT OF LENDER


     This Consent of Lender is delivered with reference to the Loan Agreement dated as of December 19, 2000 among The Mississippi Band of Choctaw Indians d/b/a Choctaw Resort Development Enterprise, an unincorporated business enterprise of The Mississippi Band of Choctaw Indians, a federally recognized Indian Tribe and Native American sovereign nation, the Lenders referred to therein, and Bank of America, N.A., as Administrative Agent. Terms defined in the Loan Agreement are used herein with the same meanings.

     The undersigned Lender hereby consents to the execution, delivery and performance of the proposed Amendment No. 3 to Loan Agreement by the Administrative Agent thereunder on behalf of the Lenders thereunder, substantially in the form presented to the undersigned as a draft.


                             Bank of America, N.A.
                            -----------------------------
                            [Name Of Lender]


                            By: /s/ Jon Varnell
                            -----------------------------

                             Jon Varnell, Managing Director
                             -------------------------------
                            [Print Name and Title]



                            Dated:  April 17  , 2003
                                  ------------

                                CONSENT OF LENDER


     This Consent of Lender is delivered with reference to the Loan Agreement dated as of December 19, 2000 among The Mississippi Band of Choctaw Indians d/b/a Choctaw Resort Development Enterprise, an unincorporated business enterprise of The Mississippi Band of Choctaw Indians, a federally recognized Indian Tribe and Native American sovereign nation, the Lenders referred to therein, and Bank of America, N.A., as Administrative Agent. Terms defined in the Loan Agreement are used herein with the same meanings.

     The undersigned Lender hereby consents to the execution, delivery and performance of the proposed Amendment No. 3 to Loan Agreement by the Administrative Agent thereunder on behalf of the Lenders thereunder, substantially in the form presented to the undersigned as a draft.


                                   THE CIT GROUP/EQUIPMENT FINANCING, INC.
                                   ----------------------------------------
                                   [Name Of Lender]


                                   By: /s/ Katie J. Saunders
                                   --------------------------

                                   Katie J. Saunders, Senior Credit Analyst
                                   ----------------------------------------
                                   [Print Name and Title]



                                   Dated:  April 14  , 2003
                                        -------------

                                CONSENT OF LENDER


     This Consent of Lender is delivered with reference to the Loan Agreement dated as of December 19, 2000 among The Mississippi Band of Choctaw Indians d/b/a Choctaw Resort Development Enterprise, an unincorporated business enterprise of The Mississippi Band of Choctaw Indians, a federally recognized Indian Tribe and Native American sovereign nation, the Lenders referred to therein, and Bank of America, N.A., as Administrative Agent. Terms defined in the Loan Agreement are used herein with the same meanings.

     The undersigned Lender hereby consents to the execution, delivery and performance of the proposed Amendment No. 3 to Loan Agreement by the Administrative Agent thereunder on behalf of the Lenders thereunder, substantially in the form presented to the undersigned as a draft.


                                HIBERNIA NATIONAL BANK
                                ----------------------
                                [Name Of Lender]


                                By:  /S/ Chris Haskew
                                 ---------------------

                                Chris Haskew, Vice President
                                ----------------------------
                                [Print Name and Title]



                                Dated:  4/15   , 2003
                                      --------

                                CONSENT OF LENDER


     This Consent of Lender is delivered with reference to the Loan Agreement dated as of December 19, 2000 among The Mississippi Band of Choctaw Indians d/b/a Choctaw Resort Development Enterprise, an unincorporated business enterprise of The Mississippi Band of Choctaw Indians, a federally recognized Indian Tribe and Native American sovereign nation, the Lenders referred to therein, and Bank of America, N.A., as Administrative Agent. Terms defined in the Loan Agreement are used herein with the same meanings.

     The undersigned Lender hereby consents to the execution, delivery and performance of the proposed Amendment No. 3 to Loan Agreement by the Administrative Agent thereunder on behalf of the Lenders thereunder, substantially in the form presented to the undersigned as a draft.


                              NATIONAL CITY BANK OF MICHIGAN/
                              ILLINOIS
                              ---------------------------------
                              [Name Of Lender]


                              By:  /S/ Russell H. Liebetrau, Jr.
                                 -------------------------------

                              Russell H. Liebetrau, Jr.  Senior Vice President
                              ------------------------------------------------
                              [Print Name and Title]



                              Dated:  4/17   , 2003
                                    ----------

                                                 CONSENT OF LENDER


     This Consent of Lender is delivered with reference to the Loan Agreement dated as of December 19, 2000 among The Mississippi Band of Choctaw Indians d/b/a Choctaw Resort Development Enterprise, an unincorporated business enterprise of The Mississippi Band of Choctaw Indians, a federally recognized Indian Tribe and Native American sovereign nation, the Lenders referred to therein, and Bank of America, N.A., as Administrative Agent. Terms defined in the Loan Agreement are used herein with the same meanings.

     The undersigned Lender hereby consents to the execution, delivery and performance of the proposed Amendment No. 3 to Loan Agreement by the Administrative Agent thereunder on behalf of the Lenders thereunder, substantially in the form presented to the undersigned as a draft.


                                   TRUSTMARK NATIONAL BANK
                                   ------------------------
                                   [Name Of Lender]


                                   By:  /s/ Craig E. Sosebee
                                   ---------------------------

                                   CRAIG E. SOSEBEE, VICE PRESIDENT
                                   --------------------------------
                                   [Print Name and Title]



                                   Dated:  April 9   , 2003
                                        -------------

                                CONSENT OF LENDER


     This Consent of Lender is delivered with reference to the Loan Agreement dated as of December 19, 2000 among The Mississippi Band of Choctaw Indians d/b/a Choctaw Resort Development Enterprise, an unincorporated business enterprise of The Mississippi Band of Choctaw Indians, a federally recognized Indian Tribe and Native American sovereign nation, the Lenders referred to therein, and Bank of America, N.A., as Administrative Agent. Terms defined in the Loan Agreement are used herein with the same meanings.

     The undersigned Lender hereby consents to the execution, delivery and performance of the proposed Amendment No. 3 to Loan Agreement by the Administrative Agent thereunder on behalf of the Lenders thereunder, substantially in the form presented to the undersigned as a draft.


                            UNION PLANTERS BANK, NATIONAL ASSOCIATION
                             ----------------------------------------
                            [Name Of Lender]


                            By: /s/ Larry Ratzlaff
                            -----------------------

                            Larry Ratzlaff, Senior Vice President
                            -------------------------------------
                            [Print Name and Title]



                            Dated:  April 16, 2003
                                -------------

                                CONSENT OF LENDER


     This Consent of Lender is delivered with reference to the Loan Agreement dated as of December 19, 2000 among The Mississippi Band of Choctaw Indians d/b/a Choctaw Resort Development Enterprise, an unincorporated business enterprise of The Mississippi Band of Choctaw Indians, a federally recognized Indian Tribe and Native American sovereign nation, the Lenders referred to therein, and Bank of America, N.A., as Administrative Agent. Terms defined in the Loan Agreement are used herein with the same meanings.

     The undersigned Lender hereby consents to the execution, delivery and performance of the proposed Amendment No. 3 to Loan Agreement by the Administrative Agent thereunder on behalf of the Lenders thereunder, substantially in the form presented to the undersigned as a draft.


                                      WELLS FARGO BANK
                                      -----------------
                                      [Name Of Lender]


                                      By:  /S/ Rick Bokum
                                      --------------------

                                      Rick Bokum       Vice President
                                      --------------------------------
                                      [Print Name and Title]



                                      Dated:  April 10  , 2003
                                           --------------